Exhibit 10.12

                                                            Execution Copy

                    AMENDMENT NO. 5 TO CREDIT AGREEMENT
                         Dated as of March 20, 1998

            THIS AMENDMENT NO. 5 TO CREDIT AGREEMENT ("Amendment") is made as of March 20, 1998 by and among TOKHEIM CORPORATION, an Indiana corporation (the "Company"), certain of the Company's Subsidiaries listed on the signature pages hereof (the "Other Borrowers"), the financial institutions listed on the signature pages hereof (the "Lenders") and NBD BANK, N.A., in its individual capacity as a Bank and as agent (the "Agent") on behalf of the Lenders under that certain Credit Agreement dated as of September 3, 1996, by and among the Company, the Other Borrowers, the Lenders and the Agent (as amended, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                 WITNESSETH

            WHEREAS, the Company, the Other Borrowers, the Lenders and the Agent are parties to the Credit Agreement;

            WHEREAS, the Company has requested that the Lenders amend the Credit Agreement in certain respects; and

            WHEREAS, the Lenders and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Other Borrowers, the Lenders and the Agent have agreed to the following amendments to the Credit Agreement.

      1. Amendment to Credit Agreement. Effective as of March 30, 1998, and subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement is hereby amended as follows:

            1.1 Section 6.2 of the Credit Agreement is hereby amended by adding the following at the end of the first sentence thereof:

            *and to purchase Senior Subordinated Notes to the extent permitted in Section 6.30."

            1.2 Section 6.30 of the Credit Agreement is hereby amended by deleting the language added pursuant to Amendment No. 2 dated as of June 30, 1997, and substituting the following therefor:

            *except that the Company may purchase Senior Subordinated Notes in the original principal amount of up to $45,000,000 provided the aggregate amount paid for such Senior Subordinated Notes does not exceed $54,000,000.

      2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of March 20, 198, if, and only if, the Agent shall have received each of the following:

            (a) duly executed originals of this Amendment from the Company, the Other Borrowers and the Required Lenders; and

            (b) such other documents, instruments and agreements as the Agent may reasonably request.

      3. Representations and Warranties of the Company. The Company and the Other Borrowers hereby represent and warrant as follows:

            (a) This Amendment and the Credit Agreement as previously executed and amended and as amended hereby, constitute legal, valid and binding obligations of the Company and the Other Borrowers and are enforceable against the Company and the Other Borrowers in accordance with their terms.

            (b) Upon the effectiveness of this Amendment, the Company and the Other Borrowers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement, to the extent the same are not amended hereby, and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

      4. Reference to the Effect on the Credit Agreement.

            (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this
Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement dated as of September 3, 1996, as amended previously and as amended hereby.

            (b) Except as specifically amended above, the Credit Agreement dated as of September 3, 1996, and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any of the Lenders, not constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

      5. Costs and Expenses. The Company agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

      6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois.

      7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      8. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and al of said counterparts taken together shall be deemed to constitute one and the same instrument.

            IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                                    TOKHEIM CORPORATION

                                    By:_____________________________
                                    Title:__________________________


                                    SOGEN S.A., as a Borrower

                                    By:_____________________________
                                    Title:__________________________


                                    SOFITAM INTERNATIONAL S.A.,
                                    as a Borrower

                                    By:_____________________________
                                    Title:__________________________


                                    SOFITAM EQUIPEMENT S.A.,
                                    as a Borrower

                                    By:_____________________________
                                    Title:__________________________


                                    NBD BANK, N.A., as a Lender, an
                                    Issuing Lender, a Swing Line
                                    Lender and as Agent

                                    By:_____________________________
                                    Title:__________________________



                                    THE FIRST NATIONAL BANK OF
                                    CHICAGO, LONDON BRANCH, as a
                                    Lender with respect to the
                                    French Borrowing Subsidiaries

                                    By:_____________________________
                                    Title:__________________________